UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 14, 2010 (Date of earliest event reported:  January 9, 2010)

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2010, the Registrant’s Board of Directors elected Noah T. Maffitt to serve as a Class III director.  It is anticipated that Mr. Maffitt will become a member of the Technology Advisory Committee of the Board of Directors.

Mr. Maffitt will receive compensation pursuant to the Summary of Director Compensation which is disclosed in the Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders.

A Press Release announcing the election of Mr. Maffitt to the Board of Directors of the Registrant is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99*	Press Release, dated January 14, 2010 electing Noah Maffitt to the Board of Directors of the Registrant.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: January 14, 2010	/s/Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURENT REPORT ON FORM 8-K

DATED JANUARY 14, 2010

Exhibit No.	Description	Method of Filing

99	Press Release, dated January 14, 2010, electing Noah T. Maffitt to the Board of Directors of the Registrant.	Filed Herewith